UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

SYNLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37566	26-1824804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney St., Suite 402 Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9975

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SYBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 9, 2022, Synlogic, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, a quorum of 59,032,299 shares of the Company’s common stock, or 84% of the outstanding shares of common stock entitled to vote as of the record date of April 12, 2022, were present or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1.

The following nominees were reelected to serve on the Company’s board of directors (the “Board of Directors”) as Class I directors until the Company’s 2025 annual meeting of stockholders, based on the following votes:

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-Vote
Aoife Brennan, MB, BCh, BAO, MMSC	43,844,146	4,947,133	10,241,020
Patricia Hurter, Ph.D.	43,839,157	4,952,122	10,241,020
Richard P. Shea	43,846,714	4,944,565	10,241,020

After the Annual Meeting, Peter Barrett, Edward Mathers, Michael Heffernan and Lisa Kelly-Croswell continued to serve as Class II Directors for terms that expire at the 2023 annual meeting and Michael Burgess, MB, CHB, Ph.D and Nick Leschly continued to serve as Class III Directors for terms that expire at the 2024 annual meeting.

2. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2022 proxy statement, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
47,967,456	667,673	156,150	10,241,020

3. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
58,916,691	69,789	45,819	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNLOGIC, INC.

Date: June 13, 2022	By:	/s/ Michael Jensen
	Name:	Michael Jensen
	Title:	Chief Financial Officer